UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

Amesite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39553	82-3431717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

607 Shelby Street Suite 700 PMB 214 Detroit, MI	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 876-8130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	AMST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2020, the board of directors (the “Board”) of Amesite Inc. (the “Company”) increased the size of the Board from six directors to seven directors and subsequently appointed George Parmer as a Class III director to fill the vacancy on the Board, with a term expiring at the annual meeting of stockholders in 2023. The Board has not yet determined on which committee(s) Mr. Parmer will serve.

Mr. Parmer is the founder, President, and Chief Executive Officer of Fine Line Homes, a family-owned company that started building homes in 1972. Since 1991, Mr. Parmer has also been the President and Chief Executive Officer of Residential Warranty Corporation, a leading provider of insured new home warranties to the building industry. In addition to his business ventures, Mr. Parmer was a licensed public accountant, a member of the National Association of Accountants, and the National Association of Home Builders.

Mr. Parmer was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between Mr. Parmer and the Company that would require disclosure under Item 404(a) of Regulation S-K.

On November 25, the Company issued a press release announcing the appointment of Mr. Parmer to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On November 23, 2020, the Company issued a press release announcing Ann Marie Sastry, Ph.D., the Company’s Chief Executive Officer, will present at the LD Micro Main Event on Monday, December 14th at 8:00 AM PT/11:00 AM ET. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 25, 2020
99.2	Press release, dated November 23, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: November 25, 2020	By:	/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D.
Chief Executive Officer